Exhibit 10.1

KINETA, INC.

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 5 to Securities Purchase Agreement (this “Amendment”) is made as of July __, 2023, by and among Kineta, Inc., a Delaware corporation (formerly known as Yumanity Therapeutics, Inc.) (the “Company”), and the undersigned Purchasers (as defined in the PIPE Agreement, which is defined below) constituting a majority in interest of the Purchasers. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the PIPE Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 and as amended on December 5, 2022 (as amended, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc. and Kineta Operating, Inc. (formerly known as Kineta, Inc.) (“Kineta”), pursuant to which Kineta became a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and the Purchasers (each, a “Purchaser”) entered into a Securities Purchase Agreement dated as of June 5, 2022 (the “Securities Purchase Agreement”), as amended by the Amendment No. 1 to Securities Purchase Agreement dated as of October 24, 2022 (the “First Amendment”), as further amended by the Amendment No. 2 to Securities Purchase Agreement dated as of December 5, 2022 (the “Second Amendment”), as further amended by the Amendment No. 3 to Securities Purchase Agreement dated as of March 29, 2023 (the “Third Amendment,”), and as further amended by the Amendment No. 4 to Securities Purchase Agreement dated as of May 1, 2023 (the “Fourth Amendment,” and the Securities Purchase Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, and as may be further amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Purchaser certain shares of Company Common Stock;

WHEREAS, the PIPE Agreement and any term thereof may be amended, terminated or waived only with the written consent of the Company and a majority in interest of the Purchasers, pursuant to Section 6.7 of the PIPE Agreement; and

WHEREAS, the Company and the undersigned Purchasers now wish to amend the PIPE Agreement as set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Company and the Purchasers mutually agree as follows:

1.
Amendments to PIPE Agreement.

a.
The reference to “July 20, 2023” in Section 1.2(c) of the PIPE Agreement is hereby replaced with “October 23, 2023”.

b.
The reference to “July 11, 2023” in Section 1.2(c) of the PIPE Agreement is hereby replaced with “October 19, 2023”.

c.
The reference to “July 25, 2023” in Section 1.2(d) of the PIPE Agreement is hereby replaced with “October 31, 2023”.

2.
Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the PIPE Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the PIPE Agreement as amended hereby, and each reference to the PIPE Agreement in any other document, instrument or agreement executed or delivered in connection with the PIPE Agreement shall mean and be a reference to the PIPE Agreement as amended hereby. All provisions and terms of the PIPE Agreement not specifically altered by this Amendment shall remain in full force and effect.
3.
Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Purchasers shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
4.
Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

The parties have executed this Amendment No. 5 to Securities Purchase Agreement as of the date first written above.

the company:

KINETA, Inc.

By:

(Signature)

Name:

Title:

The parties have executed this Amendment No. 5 to Securities Purchase Agreement as of the date first written above.

PurchaserS:

____________________________________

By:

(Signature)

Name:

Title: